UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------
                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 22, 2005


                               SERVOTRONICS, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       1-07109                  16-0837866
        --------                       -------                  ----------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                  716-655-5990
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written  communications  pursuant to Rule 425 under the  Securities Act (17
--   CFR 230.425)

     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
--   240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
--   Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
--   Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION  OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 22, 2005, Lee D. Burns resigned as Chief Financial Officer, Secretary and Treasurer of Servotronics, Inc. (the "Company"). As previously reported, Cari L. Jaroslawsky was appointed Interim Chief Financial Officer on August 9, 2005 and continues to serve the Company in such capacity.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 28, 2005

                                         SERVOTRONICS, INC.


                                     By: /s/Cari L. Jaroslawsky
                                        --------------------------
                                        Cari L. Jaroslawsky
                                        Interim Chief Financial Officer


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